UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

TASER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7860 E. McClain Dr., Suite 2	85260
Scottsdale, Arizona	(Zip Code)
(Address of principal executive offices)

(480) 991-0791
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principle Officers; Election of Directors; Appointment of Principle Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit 99.1

Item 5.02 Departure of Directors or Principle Officers; Election of Directors; Appointment of Principle Officers

     Taser International, Inc. (NASDAQ: TASR), today announced the appointment of former Montana Governor Judy Martz to replace Bernard Kerik who is resigning from the board to focus on his consulting business effective April 1, 2005. Governor Martz’s appointment is effective April 1, 2005.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1	Text of press Release dated March 21, 2005 titled “TASER International Names Former Montana Governor Judy Martz to Board of Directors.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2005	TASER International, Inc.

	By:	/s/ DANIEL BEHRENDT

Daniel Behrendt Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document
99.1	Press Release dated March 21, 2005.